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                                                                   EXHIBIT 10.19

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is executed effective as of May 18, 1993 (the "Effective Date"), by and between NATIONAL CONVENIENCE STORES INCORPORATED, a Delaware corporation (the "Company"), and DAVID WISHARD ("Executive").

                                R E C I T A L S


         A. The Company filed a case under Chapter 11 of the Bankruptcy Code on December 9, 1991 in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Court"), Case No. 91-49819-H2-11 (the "Case"). The company filed its Fourth Amended and Restated Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code (the "Plan") in the Case, which Plan has been confirmed by the Court pursuant to an Order confirming the Plan (the "Order") entered in the Case on February 25, 1993.

         B. The Company is in the convenience store business and operates stores in Texas, California and Georgia.

         C. Executive is recognized as having experience in the management and operation of companies that are in the convenience store business.

         D. As contemplated in the Plan, the Company wishes to assure itself of the services of Executive upon the conditions hereinafter provided, and Executive desires to enter into this employment arrangement with the Company.

         E. As contemplated in the Plan, the Company and Executive have agreed that as of the Effective Date this Agreement replaces any other employment agreements with Executive.


                              W I T N E S S E T H


         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby agree as follows:


                                   ARTICLE I
                     EMPLOYMENT, REPORTING, TERM AND DUTIES

         1.1 Employment. On the terms and subject to the conditions of this Agreement, the Company hereby employs and engages the services of Executive to serve as, and Executive
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agrees to diligently and competently serve as and perform the functions of,
Director - Stores (the "Office") of the Company for the term and for the compensation and benefits stated herein.

         1.2 Term. The term of employment under this Agreement shall commence on the Effective Date and shall continue for a term of (3) three years thereafter (the "Term").

         1.3 Major Responsibilities; Authority. Executive shall have the responsibilities and authority usually associated with the Office of corporations having assets similar in nature and value to the assets of the Company and business similar to the business of the Company, and such other duties as the Board of Directors of the Company shall determine from time to time. The Company agrees that, except for removal with Cause (as defined in Section 4.3 hereof), the removal of Executive from the position of the Office during the Term of this Agreement shall constitute a material breach of this Agreement.

         1.4 Extent of Service. Executive agrees to devote his time and energies to the business of the Company consistent with past practice and shall not, during the Term of this Agreement, be engaged in any business activity which would interfere or prevent Executive from carrying out his duties under this Agreement; but this shall not be construed as preventing Executive from investing his assets in such form or manner as will not require services on the part of Executive in the operation of the affairs of any company in which such investments are made.

         1.5 Location. Executive shall not be required to move from Executive's home in Houston, Texas.



                                   ARTICLE II
                         COMPENSATION AND RELATED ITEMS

         2.1 Compensation. As compensation and consideration for the services to be rendered by Executive under this Agreement and for the performance by Executive of the usual obligations of such employment, the Company agrees to pay Executive, and Executive agrees to accept, the following compensation and benefits during the Term hereof:

                 a. Salary. A minimum annual salary in the amount of $120,000 payable in equal weekly payments, subject to normal withholding of state and federal income, unemployment and FICA taxes. Any earnings over this minimum in one year shall not be applied to the minimum salary for any subsequent years. If this Agreement terminates on a date other than the last day of any month, Executive shall be paid a pro rata portion of such salary for such month in the ratio that the number of days of employment bears to the total number of days in such month.

                 b. Additional Compensation. As further compensation, Executive shall be entitled to participate in any other bonuses, profit sharing plans, stock option agreements, vacation, retirement benefits, medical and dental insurance and individual or group life





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         insurance as are normally and customarily provided by the Company now or in the future to its employees of similar experience and position.

         2.2 Expenses. The Company agrees that, during the Term of this Agreement, Executive shall be allowed reasonable and necessary business expenses in connection with the performance of his duties hereunder within guidelines established by the Board of Directors. Executive may incur reasonable and necessary expenses for food, travel, lodging, entertainment and other items in the promotion of Company's business within such guidelines ("Business Expenses"). Company will reimburse Executive for all Business Expenses incurred by Executive upon Executive's presentation to the Company of an itemized account thereof, together with receipts, vouchers, or other supporting documentation. After termination or expiration of this Agreement, however such termination or expiration may come about, Executive shall have ninety (90) days to submit Business Expenses incurred during the Term hereof to the Company for reimbursement.

         2.3 Working Facilities. Executive shall be furnished with offices, administrative staff, stenographic help and such other facilities and services as are suitable to Executive's position and adequate for the performance of Executive's duties.


                                  ARTICLE III
                                  EXCULPATION

         Company agrees that Executive will not be liable for any losses, expenses, costs or damages caused by or resulting from the recommendations, suggestions, actions, errors, omissions or mistakes (collectively, the "Management") of Executive undertaken or proposed by Executive if Executive acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.


                                   ARTICLE IV
                           TERMINATION AND SEVERANCE

         4.1 Termination of Agreement. Except as may otherwise be provided herein, this Agreement and the employment, compensation and benefit arrangements hereunder shall be terminated upon the occurrence of the first to occur of any of the following events:

                 a. Thirty (30) days after written notice of termination is given by either party to the other; or

                 b. Executive's death or, at the Company's option, upon Executive's becoming Disabled (hereinafter defined); or

                 c.       The third (3) anniversary of the Effective Date.

         Any notice of termination given by Executive to the Company or by the Company to Executive under Section 4.1(a) above shall specify whether such termination is made with or





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without Cause (as defined below) and, if not specified, shall be deemed to be without Cause. Any notice of termination given by Executive to the Company within ninety (90) days after a Change in Control (as defined below) shall be deemed to be with Cause ("Cause-Change in Control").

         4.2     Severance Upon Termination.  As to a termination pursuant to
Section 4.1(a) hereof, if Executive terminates this Agreement without Cause, or the Company terminates this Agreement with Cause, Executive shall not be entitled to any severance payment upon termination of this Agreement. If Executive terminates this Agreement with Cause-Change in Control, the Company shall pay to Executive within ten (10) days after termination a severance payment equal to one (1) week's salary for each year of employment of Executive including any year(s) of employment prior to the Effective Date plus all accrued benefits including vacation compensation. If Executive terminates this Agreement with Cause (other than Cause-Change in Control) or the Company terminates this Agreement without Cause, the Company shall pay to Executive within ten (10) days after termination a severance payment equal to the full amount of compensation which would have otherwise been paid to such Executive for the remaining portion of the Term.

         4.3 Cause. As used in this Agreement, with respect to a termination of this Agreement by Executive, the term "Cause" means (i) the breach of any material provision of this Agreement by the Company which is not cured within thirty (30) days after written notice from Executive to the Company specifically identifying such breach, or (ii) the occurrence of any "Change in Control." As used in this Agreement, with respect to a termination of this Agreement by the Company, the term "Cause" means (i) willful misconduct by Executive, (ii) the gross neglect by Executive of his duties as an employee, officer or director of the Company which continues for more than thirty (30) days after written notice from the Company to Executive specifically identifying the gross negligence of Executive and directing Executive to discontinue same, (iii) the commission by Executive of a crime constituting a felony or (iv) the commission by Executive of an act, other than an act taken in good faith within the course and scope of Executive's employment, which is directly detrimental to the Company and which act exposes the Company to material liability. As used in this Agreement, the term "Change in Control" means when the individuals who were directors of the Company immediately prior to the Effective Date cease to constitute a majority of the Board of Directors.

         4.4 Return of Materials; Confidential Information. In the event of any termination of this Agreement, with or without Cause, Executive shall promptly deliver to the Company all lists, books, records, literature, products and any other materials owned or provided by the Company in connection with Executive's employment hereunder. Executive shall not at any time during or after the Term hereof use for himself or others, or divulge to others, any secret or confidential information, knowledge or data of the Company obtained by Executive as a result of his employment unless authorized by a majority of the full Board of Directors.

         4.5 Death and Disability. If this Agreement is terminated by the death of Executive pursuant to Section 4.1(b), the Company shall pay all accrued salary and benefits through the date of death to Executive's estate within thirty (30) days after the date of death. If this Agreement is terminated upon Executive's becoming Disabled pursuant to Section 4.1(b), the Company shall pay to Executive seventy-five percent (75%) of all unaccrued annual salary and benefits over the remaining Term less the actual amount of any benefits paid to Executive during





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such period from any disability insurance policy maintained by the Company for
Executive. As used herein, "Disabled" shall mean a mental or physical impairment which in the opinion of a qualified doctor selected by the Company renders Executive unable to perform with reasonable diligence the ordinary functions and duties of Executive on a full-time basis in accordance with the terms of this Agreement, which inability will continue in the opinion of such doctor for a period of not less than 180 days.


                                   ARTICLE V
                               GENERAL PROVISIONS

         5.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the State of Delaware.

         5.2 Assignability. This Agreement is a personal services agreement which, except as provided in this Agreement, may not be assigned or transferred by Executive or the Company. This Agreement shall be binding upon Executive and the Company, their respective heirs, successors and assigns.

         5.3 Entire Agreement. This Agreement constitutes the entire agreement and understanding between Executive and the Company and supersedes any prior agreements or understandings, whether written or oral, with respect to the employment of Executive by the Company. Except as may be otherwise provided herein, this Agreement may not be amended or modified except by subsequent written agreement executed by both parties hereto.

         5.4 Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which together shall constitute one Agreement.

         5.5 Notices. Any notice provided for in this Agreement shall be deemed delivered upon deposit in the United States mails, registered or certified mail, addressed to the party to whom directed at the addresses set forth below or at such other addresses as may be substituted therefor by notice given hereunder. Notice given by any other means must be in writing and shall be deemed delivered only upon actual receipt.

                 If to the Company:

                 National Convenience Stores
                 100 Waugh Drive
                 Houston, Texas   77007
                 Attn:  General Counsel

                 If to Executive:

                 David Wishard
                 4946 Bayou Vista
                 Houston, Texas  77091





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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the
Effective Date.


                                        NATIONAL CONVENIENCE STORES
                                        INCORPORATED


                                        By:___________________________
                                               A. J. Gallerano
                                               Senior Vice President


                                        EXECUTIVE


                                        ______________________________
                                               David Wishard





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
                       AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Agreement") is effective as of July 19, 1993 (the "Effective Date"), by and between NATIONAL CONVENIENCE STORES INCORPORATED, a Delaware corporation (the "Company"), and DAVID WISHARD ("Executive").

                                R E C I T A L S:

         A. The Company and Executive executed an Employment Agreement dated as of May 18, 1993.

         B. The Company and Executive have agreed to amend such Employment Agreement as set forth herein.

                              W I T N E S S E T H:

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby agree as follows:

                                   ARTICLE I
                                   AMENDMENTS

         Section 1.1 is hereby replaced and amended to read as follows:

         "1.1 Employment. On the terms and subject to the conditions of this Agreement, the Company hereby employs and engages the services of Executive to serve as, and Executive agrees to diligently and competently serve as and perform the functions of, Vice President - Stores (the "Office") of the Company for the term and for the compensation and benefits stated herein."

         Section 2.1(a) is hereby replaced and amended to read as follows:

         "       a.  Salary.  A minimum annual salary in the amount of $150,000 payable in equal weekly payments, subject to normal withholding of state and federal income, unemployment and FICA taxes. Any earnings over this minimum in one year shall not be applied to the minimum salary for any subsequent years. If this Agreement terminates on a date other than the last day of any month, Executive shall be paid a pro rata portion of such salary for such month in the ratio that the number of days of employment bears to the total number of days in such month."

                                   ARTICLE II
                                 MISCELLANEOUS

         This Agreement (a) shall bind and benefit the Company and Executive and their respective successors and permitted assigns; (b) may be modified or amended only by a writing signed by each party; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts and (e) embodies the entire agreement and understanding between the parties with respect to
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amendments to the Employment Agreement.  The headings in this Agreement shall be accorded no significance in interpreting this Agreement.

         This Agreement is executed on the ______ day of September 1993 and is effective from and after the Effective Date.

                                        NATIONAL CONVENIENCE STORES
                                         INCORPORATED


                                        By:___________________________
                                               A. J. Gallerano
                                               Senior Vice President





                                        ______________________________
                                               David Wishard





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                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the Agreement") is effective as of August 1, 1994 (the "Effective Date"), by and between NATIONAL CONVENIENCE STORES INCORPORATED, a Delaware corporation (the "Company"), and M. DAVID WISHARD "Executive").

                                R E C I T A L S:

         A. The Company and Executive executed an Employment Agreement dated as of May 18, 1993, and an Amendment to Employment Agreement dated as of July 19, 1993 (collectively hereinafter "Amended Employment Agreement").

         B. The Company and Executive have agreed to amend the Amended Employment Agreement as set forth herein.

                              W I T N E S S E T H:

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby agree as follows:

                                   ARTICLE I
                                   AMENDMENT

         Section 2.1(a) is hereby replaced and amended to read as follows:

         "       a.  Salary.  A minimum annual salary in the amount of $157,500 payable in equal weekly payments, subject to normal withholding of state and federal income, unemployment and FICA taxes. Any earnings over this minimum in one year shall not be applied to the minimum salary for any subsequent years. If this Agreement terminates on a date other than the last day of any month, Executive shall be paid a pro rata portion of such salary for such month in the ratio that the number of days of employment bears to the total number of days in such month."

                                   ARTICLE II
                                 MISCELLANEOUS

         This Agreement (a) shall bind and benefit the Company and Executive and their respective successors and permitted assigns; (b) may be modified or amended only by a writing signed by each party; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts and (e) embodies the entire agreement and understanding between the parties with respect to amendments to the Amended Employment Agreement. The headings in this Agreement shall be accorded no significance in interpreting this Agreement.
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         This Agreement is executed on the ______ day of September 1994 and is effective from and after the Effective Date.

                                        NATIONAL CONVENIENCE STORES
                                         INCORPORATED


                                        By:___________________________
                                               A. J. Gallerano
                                               Senior Vice President





                                        ______________________________
                                               David Wishard




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